UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06042

Name of Fund: The Europe Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The Europe Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
June 30, 2006

The Europe Fund, Inc.

The Europe Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Geographic Allocation as a Percentage of Total Investments as of June 30, 2006

A pie graph depicting Geographic Allocation as a Percentage of Total Investments as of June 30, 2006

Austria .................................................                   0.7%
Belgium .................................................                   1.4%
Finland .................................................                   4.2%
France ..................................................                  20.1%
Germany .................................................                  15.1%
Ireland .................................................                   5.1%
Italy ...................................................                   3.7%
Spain ...................................................                   6.0%
Sweden ..................................................                   3.0%
Switzerland .............................................                   5.9%
United Kingdom ..........................................                  34.8%


2       THE EUROPE FUND, INC.                      JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        THE EUROPE FUND, INC.                      JUNE 30, 2006               3

A Discussion With Your Fund's Portfolio Manager

      Amid challenging market conditions, the Fund outperformed the benchmark MSCI Europe Index for the period, benefiting from good stock selection, rigorous portfolio construction disciplines and an unemotional investment process.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, the Common Stock of The Europe Fund, Inc. had a total investment return of +15.12%, based on a change in per share net asset value from $11.97 to $13.78. For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, returned +13.58% (U.S. dollar adjusted).

European equity markets continued on an upward trend in early 2006, benefiting from strong global economic growth, domestic restructuring and merger-and-acquisition activity. However, during May and the first half of June, markets fell sharply as fears over inflation and rising global interest rates weighed on investors' minds. Markets were characterized by a sharp increase in volatility and investor risk aversion, which resulted in a move away from cyclical shares, a sell-off in emerging markets and a sharp reversal in the returns of stocks that had experienced strong appreciation year to date. In the final two weeks of June, markets regained roughly half of the losses accrued since the start of the mid-May correction. Despite the recent market volatility, the MSCI Europe Index delivered double-digit returns (in U.S. dollar terms) over the six-month period, reflecting the underlying attractions of European companies in terms of valuations, earnings growth and profitability.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What factors most influenced Fund performance during the period?

Successful sector rotation, combined with strong stock selection across a range of industries, accounted for the majority of the Fund's outperformance during the period. In early May, we took profits in a number of holdings that had outperformed within the more cyclical areas of the portfolio, such as energy, materials, capital goods and selected financials. The capital was redeployed into more defensive areas of the market, such as pharmaceuticals, telecommunications and food retail, which had been laggards. This protected the portfolio during the downturn. Valuations once again became attractive in mid June, and we took the opportunity to repurchase some oversold names in the materials and insurance sectors.

In terms of individual stocks, the Fund's top performer was Vallourec SA, which rose 97% during the period. Vallourec manufactures high-grade steel for the oil industry and has been a direct beneficiary of significantly higher levels of capital expenditure from oil companies. Another company in the steel industry, Arcelor SA, also contributed meaningfully to performance. The stock price rose 35% after Arcelor announced its merger with Mittal Steel Co. The Fund also continued to see healthy returns from a number of holdings that benefit from high energy prices. Among them was U.K.-based exploration and production company Tullow Oil Plc, which rose more than 50%, and power generators Fortum Oyj and Drax Power Ltd., both beneficiaries of the increase in wholesale electricity prices in much of Europe. Other strong performers were U.K.-listed miners Rio Tinto Plc and Xstrata Plc, U.K. retailers Marks & Spencer Group Plc and Tesco, and selected financials stocks, which included French banks BNP Paribas SA and Societe Generale and U.K.-based Standard Chartered Bank Plc.

Stocks that detracted from Fund performance were Austrian oil company OMV AG, which declined after the company announced a takeover bid for utility company Verbund and released disappointing results. Political opposition led to a collapse in the proposed takeover; however, management lost credibility and the company's shares underperformed. As a result, we sold the stock. The Fund's position in tire manufacturer Continental AG also disappointed amid concerns that rising input costs might impact profits. Other stocks that


4       THE EUROPE FUND, INC.                      JUNE 30, 2006
had a negative impact were U.K. insurance company Prudential Plc and food manufacturer Nestle SA.

What changes were made to the portfolio during the period?

Transactions during the period were motivated mostly by our desire to reduce or eliminate exposure to a number of stocks that had performed quite well recently, and reinvest the proceeds primarily in stocks and sectors that had lagged.

We reduced the Fund's heavily overweight position in the banking sector. At the same time, we adopted a more defensive position in financials by selling stocks with leverage to financial markets, such as the investment banks, and adding to larger cap commercial banks operating in economies with strong underlying fundamentals, such as Ireland, France and the United Kingdom.

We also took profits in selected energy stocks and cyclical names and reduced the Fund's exposure to the food, beverage and tobacco sector through the sale of beverage companies Heineken NV and Pernod Ricard SA and food manufacturer Nestle. The proceeds from these transactions were reinvested in large cap, defensive areas of the market that had trailed the broader market. These included pharmaceutical company Sanofi-Aventis, food retailers Tesco and Delhaize Group, and telecommunications names Telefonica SA and TeliaSonera AB. We also increased the Fund's exposure to the materials sector by purchasing steel, chemical, cement and mining stocks.

How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund was significantly overweight relative to the MSCI Europe Index in the materials sector, where we have diverse exposure to metals and miners, chemicals, construction and steel. These companies currently offer attractive valuations and should continue to benefit from strong global demand. The Fund also ended the period with an overweight position in banks, with key holdings in more defensive banks, such as HSBC Holdings Plc, Banca Intesa SpA, Allied Irish Banks Plc and Bank of Ireland, and those that offer benefits through restructuring, such as UniCredito Italiano SpA. The Fund was underweight at period-end in diversified financials stocks (with no exposure to investment banks), telecommunications, food, beverage and tobacco, and energy.

In the market upturn seen in the latter half of June, both cyclical and noncyclical sectors performed. The portfolio's barbell positioning -- which consists of attractive cyclicals, such as mining companies, coupled with attractively valued noncyclical companies, such as food retail stocks and retail banks -- should enable the Fund to perform well amid the current backdrop. The Fund also has a large cap bias, and we are beginning to see stronger performance from large cap companies.

In our assessment, European companies are in a healthier financial position than they have been for many years. The global economic recovery since 2003 has resulted in strong cash flow generation, magnified by the dramatic improvement in profitability prompted by the radical restructuring we have seen across many European industries. Now that balance sheet strength has been regained, companies are increasingly looking for suitable acquisition candidates, and the market is now prepared to reward companies that aim to boost the sustainable growth rates of their businesses through increased investment spending and merger-and-acquisition activity. In our opinion, European equity valuations are still attractive, earnings growth is strong and earnings revisions remain positive. Against this backdrop, we will continue our search for the most attractive opportunities the European markets have to offer.

Gavin Corr
Vice President and Portfolio Manager

July 14, 2006


        THE EUROPE FUND, INC.                      JUNE 30, 2006               5

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held          Value
================================================================================
Austria--0.7%
            Commercial Banks--0.7%
            Bank Austria Creditanstalt AG                7,674      $    925,017
            --------------------------------------------------------------------
            Total Common Stocks in Austria                               925,017
================================================================================
Belgium--1.4%
            Food & Staples Retailing--1.4%
            Delhaize Group                              27,939         1,936,264
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                             1,936,264
================================================================================
Finland--4.0%
            Communications Equipment--2.4%
            Nokia Oyj                                  165,383         3,375,034
            --------------------------------------------------------------------
            Electric Utilities--1.6%
            Fortum Oyj                                  85,354         2,182,771
            --------------------------------------------------------------------
            Total Common Stocks in Finland                             5,557,805
================================================================================
France--19.4%
            Chemicals--0.1%
            Arkema                                       1,630            63,597
            --------------------------------------------------------------------
            Commercial Banks--4.3%
            BNP Paribas SA                              35,466         3,394,364
            Societe Generale 'A'                        17,854         2,625,353
                                                                    ------------
                                                                       6,019,717
            --------------------------------------------------------------------
            Construction & Engineering--2.0%
            Vinci SA                                    27,115         2,792,734
            --------------------------------------------------------------------
            Food Products--1.8%
            Groupe DANONE                               19,840         2,520,368
            --------------------------------------------------------------------
            Insurance--2.0%
            AXA                                         84,935         2,786,748
            --------------------------------------------------------------------
            Media--2.0%
            Vivendi SA                                  77,983         2,732,152
            --------------------------------------------------------------------
            Metals & Mining--1.8%
            Arcelor SA                                  51,322         2,476,623
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--3.1%
            Total SA                                    65,208         4,289,835
            --------------------------------------------------------------------
            Pharmaceuticals--2.3%
            Sanofi-Aventis                              32,680         3,188,313
            --------------------------------------------------------------------
            Total Common Stocks in France                             26,870,087
================================================================================
Germany--14.5%
            Auto Components--1.5%
            Continental AG                              20,261         2,070,478
            --------------------------------------------------------------------
            Automobiles--1.4%
            Bayerische Motoren Werke (BMW) AG           39,441         1,969,856
            --------------------------------------------------------------------
            Chemicals--3.6%
            BASF AG                                     29,313         2,353,076
            Bayer AG                                    58,841         2,704,036
                                                                    ------------
                                                                       5,057,112
            --------------------------------------------------------------------
            Electric Utilities--2.3%
            E.ON AG                                     27,710         3,189,554
            --------------------------------------------------------------------
            Industrial Conglomerates--2.2%
            Siemens AG                                  35,314         3,071,862
            --------------------------------------------------------------------
            Software--2.0%
            SAP AG (Systeme, Anwendungen, Produkte
            in der Datenverarbeitung)                   12,988         2,740,190
            --------------------------------------------------------------------
            Specialty Retail--1.5%
            Praktiker Bau- und Heimwerkmarket
            Holding AG                                  74,369         2,067,311
            --------------------------------------------------------------------
            Total Common Stocks in Germany                            20,166,363
================================================================================
Ireland--4.9%
            Commercial Banks--3.3%
            Allied Irish Banks Plc                     106,061         2,542,795
            Bank of Ireland                            119,190         2,126,025
                                                                    ------------
                                                                       4,668,820
            --------------------------------------------------------------------
            Construction Materials--1.6%
            CRH Plc                                     66,694         2,182,285
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                             6,851,105
================================================================================
Italy--3.6%
            Commercial Banks--3.6%
            Banca Intesa SpA                           393,373         2,302,686
            UniCredito Italiano SpA                    340,102         2,662,734
            --------------------------------------------------------------------
            Total Common Stocks in Italy                               4,965,420
================================================================================
Spain--5.8%
            Commercial Banks--2.0%
            Banco Santander Central Hispano SA         192,197         2,806,513
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services--2.3%
            Telefonica SA                              190,454         3,170,702
            --------------------------------------------------------------------
            Tobacco--1.5%
            Altadis SA                                  43,564         2,058,800
            --------------------------------------------------------------------
            Total Common Stocks in Spain                               8,036,015
================================================================================
Sweden--2.9%
            Diversified Telecommunication
            Services--1.6%
            TeliaSonera AB                             385,874         2,190,929
            --------------------------------------------------------------------
            Paper & Forest Products--1.3%
            Svenska Cellulosa AB (SCA)                  44,077         1,820,365
            --------------------------------------------------------------------
            Total Common Stocks in Sweden                              4,011,294
================================================================================
Switzerland--5.7%
            Construction Materials--1.7%
            Holcim Ltd.                                 30,120         2,303,873
            --------------------------------------------------------------------
            Pharmaceuticals--2.4%
            Novartis AG                                 63,002         3,404,679
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--1.6%
            Compagnie Financiere Richemont AG           48,473         2,215,909
            --------------------------------------------------------------------
            Total Common Stocks in Switzerland                         7,924,461
================================================================================


6       THE EUROPE FUND, INC.                      JUNE 30, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held          Value
================================================================================
United Kingdom--33.6%
            Aerospace &
            Defense--1.5%
            BAE Systems Plc                            314,126      $  2,148,225
            --------------------------------------------------------------------
            Commercial Banks--5.9%
            HSBC Holdings Plc                          322,155         5,669,456
            Lloyds TSB Group                           251,887         2,476,149
                                                                    ------------
                                                                       8,145,605
            --------------------------------------------------------------------
            Commercial Services &
            Supplies--1.5%
            Capita Group Plc                           239,932         2,047,989
            --------------------------------------------------------------------
            Electric Utilities--1.5%
           +British Energy Group Plc                   163,517         2,035,381
            --------------------------------------------------------------------
            Food & Staples
            Retailing--2.0%
            Tesco                                      461,233         2,849,276
            --------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure--1.4%
            Enterprise Inns Plc                        111,086         1,947,760
            --------------------------------------------------------------------
            Insurance--1.8%
            Prudential Plc                             216,925         2,451,424
            --------------------------------------------------------------------
            Metals & Mining--7.3%
            BHP Billiton Plc                           152,536         2,959,481
            Corus Group Plc                            265,612         2,242,623
            Rio Tinto Plc                               52,475         2,774,817
            Xstrata Plc                                 55,019         2,086,096
                                                                    ------------
                                                                      10,063,017
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--5.6%
            BP Plc                                     501,800         5,851,719
            Tullow Oil Plc                             281,669         1,990,078
                                                                    ------------
                                                                       7,841,797
            --------------------------------------------------------------------
            Pharmaceuticals--5.1%
            AstraZeneca Plc                             44,632         2,694,414
            GlaxoSmithKline Plc                        155,694         4,351,150
                                                                    ------------
                                                                       7,045,564
            --------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 46,576,038
================================================================================
            Total Investments
            (Cost--$124,395,307*)--96.5%                             133,819,869

            Other Assets Less Liabilities--3.5%                        4,886,198
                                                                    ------------
            Net Assets--100.0%                                      $138,706,067
                                                                    ============
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................     $ 124,640,623
                                                                  =============
      Gross unrealized appreciation .........................     $  11,249,171
      Gross unrealized depreciation .........................        (2,069,925)
                                                                  -------------
      Net unrealized appreciation ...........................     $   9,179,246
                                                                  =============

+     Non-income producing security.
o For Fund compliance purposes, the Fund's industry classifications refer to the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


        THE EUROPE FUND, INC.                      JUNE 30, 2006               7

Statement of Assets and Liabilities

As of June 30, 2006
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value
                    (identified cost--$124,395,307) .............................                     $ 133,819,869
                   Cash .........................................................                         3,765,685
                   Receivables:
                      Securities sold ...........................................    $   4,623,685
                      Dividends .................................................          611,678
                      Interest ..................................................              713        5,236,076
                                                                                     ------------------------------
                   Total assets .................................................                       142,821,630
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased ......................................        3,843,994
                      Custodian (cost--$66,023) .................................           66,098
                      Investment adviser ........................................           82,847
                      Administration fees .......................................           27,616        4,020,555
                                                                                     -------------
                   Accrued expenses .............................................                            95,008
                                                                                                      -------------
                   Total liabilities ............................................                         4,115,563
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Net assets ...................................................                     $ 138,706,067
                                                                                                      =============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                   Common Stock, $.001 par value (authorized 100,000,000 shares)                      $      10,066
                   Paid-in capital in excess of par .............................                       107,043,052
                   Undistributed investment income--net .........................    $   3,134,312
                   Undistributed realized gains--net ............................       19,087,082
                   Unrealized appreciation--net .................................        9,431,555
                                                                                     -------------
                   Total accumulated earnings--net ..............................                        31,652,949
                                                                                                      -------------
                   Net Assets--Equivalent to $13.78 per share based on
                    10,066,319 shares of Common Stock issued and outstanding ....                     $ 138,706,067
                                                                                                      =============

      See Notes to Financial Statements.


8       THE EUROPE FUND, INC.                      JUNE 30, 2006

Statement of Operations

For the Six Months Ended June 30, 2006
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $308,028 foreign withholding tax) ..........    $   2,863,778
                   Interest .....................................................           13,931
                                                                                     -------------
                   Total income .................................................                     $   2,877,709
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .....................................          494,660
                   Administration fees ..........................................          164,887
                   Custodian fees ...............................................           55,314
                   Transfer agent fees ..........................................           29,332
                   Professional fees ............................................           29,146
                   Printing and shareholder reports .............................           16,689
                   Directors' fees and expenses .................................            8,976
                   Listing fees .................................................            8,210
                   Other ........................................................           12,879
                                                                                     -------------
                   Total expenses ...............................................                           820,093
                                                                                                      -------------
                   Investment income--net .......................................                         2,057,616
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments--net ..........................................       15,021,180
                      Foreign currency transactions--net ........................         (110,506)      14,910,674
                                                                                     -------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ..........................................        1,187,549
                      Foreign currency transactions--net ........................           17,640        1,205,189
                                                                                     ------------------------------
                   Total realized and unrealized gain--net ......................                        16,115,863
                                                                                                      -------------
                   Net Increase in Net Assets Resulting from Operations .........                     $  18,173,479
                                                                                                      =============

      See Notes to Financial Statements.


        THE EUROPE FUND, INC.                      JUNE 30, 2006               9

Statements of Changes in Net Assets

                                                                                       For the Six        For the
                                                                                      Months Ended      Year Ended
                                                                                        June 30,       December 31,
Increase (Decrease) in Net Assets:                                                        2006             2005
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                   Investment income--net .......................................    $   2,057,616    $   1,303,611
                   Realized gain--net ...........................................       14,910,674       31,048,115
                   Change in unrealized appreciation/depreciation--net ..........        1,205,189      (18,778,520)
                                                                                     ------------------------------
                   Net increase in net assets resulting from operations .........       18,173,479       13,573,206
                                                                                     ------------------------------
===================================================================================================================
Dividends and Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------
                   Realized gain--net ...........................................               --      (12,327,939)
                                                                                     ------------------------------
                   Net decrease in net assets resulting from dividends and
                    distributions to shareholders ...............................               --      (12,327,939)
                                                                                     ------------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .................................       18,173,479        1,245,267
                   Beginning of period ..........................................      120,532,588      119,287,321
                                                                                     ------------------------------
                   End of period* ...............................................    $ 138,706,067    $ 120,532,588
                                                                                     ==============================
                      * Undistributed investment income--net ....................    $   3,134,312    $   1,076,696
                                                                                     ==============================

      See Notes to Financial Statements.


10      THE EUROPE FUND, INC.                      JUNE 30, 2006

Financial Highlights

                                                             For the Six
                                                             Months Ended            For the Year Ended December 31,
The following per share data and ratios have been derived      June 30,       --------------------------------------------------
from information provided in the financial statements.          2006            2005          2004          2003          2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  11.97        $  11.85      $  10.97      $   8.07      $  12.03
                                                              ------------------------------------------------------------------
                   Investment income--net .................        .20             .13           .10           .07           .11
                   Realized and unrealized gain (loss)--net       1.61            1.21          1.55          3.41         (3.23)
                                                              ------------------------------------------------------------------
                   Total from investment operations .......       1.81            1.34          1.65          3.48         (3.12)
                                                              ------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net* .............         --              --          (.44)         (.08)         (.10)
                      Realized gain .......................         --           (1.22)           --            --            --
                                                              ------------------------------------------------------------------
                      Total dividends .....................         --           (1.22)         (.44)         (.08)         (.10)
                                                              ------------------------------------------------------------------
                      Tax return of capital--net ..........         --              --          (.33)         (.50)         (.74)
                                                              ------------------------------------------------------------------
                      Total distributions .................         --              --          (.33)         (.50)         (.74)
                                                              ------------------------------------------------------------------
                   Total dividends and distributions ......         --           (1.22)         (.77)         (.58)         (.84)
                                                              ------------------------------------------------------------------
                   Net asset value, end of period .........   $  13.78        $  11.97      $  11.85      $  10.97      $   8.07
                                                              ==================================================================
                   Market price per share, end of period ..   $  13.08        $  10.81      $  11.34      $   9.89      $   7.10
                                                              ==================================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....      15.12%+         12.13%        15.57%        43.49%       (25.34%)
                                                              ==================================================================
                   Based on market price per share ........      21.00%+          5.82%        22.68%        47.04%       (24.02%)
                                                              ==================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................       1.24%***        1.27%         1.22%         1.30%         1.28%
                                                              ==================================================================
                   Investment income--net .................       3.12%***        1.06%          .85%          .81%         1.04%
                                                              ==================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $138,706        $120,533      $119,287      $110,432      $ 81,221
                                                              ==================================================================
                   Portfolio turnover .....................     132.17%         260.00%        35.68%        42.54%        28.87%
                                                              ==================================================================

* Realized gains (losses) on foreign currency related transactions -- net, if any, included with and distributed as investment income -- net in accordance with provisions of the Internal Revenue Code.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
***   Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              11

Notes to Financial Statements

1. Significant Accounting Policies:

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8,1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol EF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


12      THE EUROPE FUND, INC.                      JUNE 30, 2006

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower.

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              13

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager" or "MLIMIL").

The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: .75% of the Fund's average weekly net assets up to $250 million, and .65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc. ("ML & Co.").

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of ..25% of the Fund's average weekly net assets up to $200 million and .20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of ML & Co.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates.

Certain directors and officers of the Fund are also directors and officers of the Administrator.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIMIL, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $172,536,630 and $175,743,715, respectively.

4. Capital:

There are 100 million shares of $0.001 par value Common Stock authorized. Of the 10,066,319 shares outstanding at June 30, 2006, MLIMIL owned 2,176 shares in respect of the Fund's initial seed capital and reinvested distributions.

5. Commitments:

At June 30, 2006, the Fund had outstanding foreign exchange contracts, under which it agreed to purchase a foreign currency with an approximate value of $2,649,000 and to sell a foreign currency with an approximate value of $3,403,000, respectively.

6. Plan of Reorganization:

On June 5, 2006, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Eurofund ("Eurofund") will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Eurofund.

7. Change in Independent Registered Public Accounting Firm:

Effective August 28, 2006, Ernst & Young LLP ("E&Y") resigned as Independent Registered Public Accounting Firm of the Fund.

E&Y's report on the financial statements of the Fund for the past five fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through June 30, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund engaged Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006.


14      THE EUROPE FUND, INC.                      JUNE 30, 2006

Portfolio Information

As of June 30, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
BP Plc ...............................................................    4.2%
HSBC Holdings Plc ....................................................    4.1
GlaxoSmithKline Plc ..................................................    3.1
Total SA .............................................................    3.1
Novartis AG ..........................................................    2.5
BNP Paribas SA .......................................................    2.4
Nokia Oyj ............................................................    2.4
E. ON AG .............................................................    2.3
Sanofi-Aventis .......................................................    2.3
Telefonica SA ........................................................    2.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks .....................................................   19.8%
Pharmaceuticals ......................................................    9.8
Metals & Mining ......................................................    9.1
Oil, Gas & Consumable Fuels ..........................................    8.7
Electric Utilities ...................................................    5.4
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              15

Distribution Reinvestment and Cash Purchase Plan

Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the" Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer his shares and continue to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from US$100 to US$3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash.


16      THE EUROPE FUND, INC.                      JUNE 30, 2006

However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

With respect to purchases with voluntary cash payments, the Plan Agent will charge US$2 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. 11260, Church Street Station, New York, New York 10277-1260, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              17

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors of the Fund is an independent director whose only affiliation with Merrill Lynch Investment Managers International Limited (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent director. New director nominees are chosen by a Nominating Committee comprised entirely of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund; and (d) information provided by the Investment Adviser concerning investment advisory fees charged to offshore funds under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2006, the independent directors' and the Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory


18      THE EUROPE FUND, INC.                      JUNE 30, 2006
services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end Western European funds, for the periods ended February 28, 2006, the Fund's performance after fees and expenses ranked in the third quintile for the one-year period and in the fourth quintile for the three- and five- year periods. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Gavin P. Carr, the Fund's portfolio manager, has over fifteen years experience investing in European securities. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. The Board noted that the Investment Adviser had advised the Board that it had no comparable accounts with similar investment mandates. The Board noted that the Fund's contractual management fee rate and actual management fee rate were higher than the median of contractual and actual management fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were below the median total expenses for such comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because the Fund is a closed-end fund, the Board concluded that the Fund's assets were unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board of the Fund, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              19

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


20      THE EUROPE FUND, INC.                      JUNE 30, 2006

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with the most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              21

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement, as well as a new administrative agreement between the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, the Board determined that the Transaction


22      THE EUROPE FUND, INC.                      JUNE 30, 2006
should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and new administrative agreement are substantially similar to the Current Investment Advisory Agreement and current administrative agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory and administrative fees would be no higher than the fees under its Current Investment Advisory Agreement and current administrative agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory and administrative fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              23

Disclosure of New Investment Advisory Agreement (concluded)

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


24      THE EUROPE FUND, INC.                      JUNE 30, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Gavin Corr, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

Transfer Agents

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

EF


        THE EUROPE FUND, INC.                      JUNE 30, 2006              25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26      THE EUROPE FUND, INC.                      JUNE 30, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        THE EUROPE FUND, INC.                      JUNE 30, 2006              27

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

The Europe Fund, Inc. seeks long-term capital appreciation through investment primarily in European equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of European equities.

This report, including the financial information herein, is transmitted to shareholders of The Europe Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Europe Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                    #TEF -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Europe Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Europe Fund, Inc.

Date: August 23, 2006